                                                                    EXHIBIT 25.6



           THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                   PURSUANT TO RULE 901(d) OF REGULATION S-T

================================================================================


                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

48 Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                    (Zip code)

                             ----------------------

                       HEFTEL BROADCASTING CORPORATION
              (Exact name of obligor as specified in its charter)


Delaware Corporation                                        99-0113417
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


100 Crescent Court, Suite 1777
Dallas, Texas                                               75201
(Address of principal executive offices)                    (Zip code)

                             ----------------------

                      Guarantee of Preferred Securities of
                              Heftel Capital Trust I
                      (Title of the indenture securities)


================================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------
                  Name                                        Address
-------------------------------------------------------------------------------

     Superintendent of Banks of the State of  2 Rector Street, New York,
     New York                                 N.Y. 10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York         33 Liberty Plaza, New York,
                                              N.Y. 10045

     Federal Deposit Insurance Corporation    Washington, D.C. 20429

     New York Clearing House Association      New York, New York 10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of December, 1997.


                                        THE BANK OF NEW YORK

                                        By:    /s/ WALTER N. GITLIN
                                            --------------------------------
                                            Name:  Walter N. Gitlin
                                            Title: Vice President

                                                                      EXHIBIT 7
================================================================================

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                        Dollar Amounts
ASSETS                                                                   in Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin ................... $ 7,769,502
  Interest-bearing balances ............................................   1,472,524
Securities:
  Held-to-maturity securities ..........................................   1,080,234
  Available-for-sale securities ........................................   3,046,199
Federal funds sold and Securities purchased under agreements to resell..   3,193,800
Loans and lease financing receivables:
  Loans and leases, net of unearned income .............      35,352,045
  LESS: Allowance for loan and lease losses ............         625,042
  LESS: Allocated transfer risk reserve ................             429
  Loans and leases, net of unearned income, allowance,
    and reserve ........................................................  34,726,574
Assets held in trading accounts ........................................   1,611,096
Premises and fixed assets (including capitalized leases) ...............     676,729
Other real estate owned ................................................      22,460
Investments in unconsolidated subsidiaries and associated companies ....     209,959
Customers' liability to this bank on acceptances outstanding ...........   1,357,731
Intangible assets ......................................................     720,883
Other assets ...........................................................   1,627,267
                                                                         -----------
Total assets ........................................................... $57,514,958
                                                                         -----------
                                                                         -----------
LIABILITIES
Deposits:
  In domestic offices .................................................. $26,875,596
  Noninterest-bearing ..................................      11,213,657
  Interest-bearing .....................................      15,661,939
  In foreign offices, Edge and Agreement subsidiaries,
    and IBFs ...........................................                  16,334,270
  Noninterest-bearing ..................................         596,369
  Interest-bearing .....................................      15,737,901
Federal funds purchased and Securities sold under
  agreements to repurchase .............................................   1,583,157
Demand notes issued to the U.S. Treasury ...............................     303,000
Trading liabilities ....................................................   1,308,173
Other borrowed money:
  With remaining maturity of one year or less ..........................   2,383,570
  With remaining maturity of more than one year through three years.....           0
  With remaining maturity of more than three years......................      20,679
Bank's liability on acceptances executed and outstanding ...............   1,377,244
Subordinated notes and debentures ......................................   1,018,940
Other liabilities ......................................................   1,732,792
                                                                         -----------
Total liabilities ......................................................  52,937,421
                                                                         -----------
EQUITY CAPITAL
Common stock ...........................................................   1,135,284
Surplus ................................................................     731,319
Undivided profits and capital reserves .................................   2,721,258
Net unrealized holding gains (losses) on available-for-sale securities..       1,948
Cumulative foreign currency translation adjustments ....................     (12,272)
                                                                         -----------
Total equity capital ...................................................   4,577,537
                                                                         -----------
Total liabilities and equity capital ................................... $57,514,958
                                                                         -----------
                                                                         -----------

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                              Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.
                        )
      Alan R. Griffith  )
      J. Carter Bacot   }  Directors
      Thomas A. Renyi   )
                        )
================================================================================